UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01530

Name of Registrant:	Vanguard Explorer Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2022—October 31, 2023

Item 1: Reports to Shareholders

Annual Report   |   October 31, 2023
Vanguard Explorer™ Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2023, Vanguard Explorer Fund returned –2.33% for Investor Shares and –2.24% for Admiral Shares. The fund held up better than its benchmark, the Russell 2500 Growth Index, which returned –4.80%.
•	Early on, inflation continued to ease amid ongoing interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending helped dial back expectations of a sustained recession, but the prospect of higher interest rates for longer and heightened geopolitical tensions weighed on market sentiment toward the close of the period.
•	Growth stocks outperformed their value counterparts and large-capitalization stocks outpaced small- and mid-caps.
•	Six of the fund’s 11 sectors contributed to performance. Health care, industrials, and energy produced the strongest results. Consumer discretionary and consumer staples were the biggest detractors.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	9.48%	9.53%	10.71%
Russell 2000 Index (Small-caps)	-8.56	3.95	3.31
Russell 3000 Index (Broad U.S. market)	8.38	9.19	10.23
FTSE All-World ex US Index (International)	12.35	3.51	3.88
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.53%	-5.51%	0.03%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	-2.48	1.00
FTSE Three-Month U.S. Treasury Bill Index	4.94	1.93	1.80
CPI
Consumer Price Index	3.24%	5.72%	4.00%

Advisors’ Report
For the 12 months ended October 31, 2023, Vanguard Explorer Fund returned –2.33% for Investor Shares and –2.24% for Admiral Shares. It held up better than its benchmark, the Russell 2500 Growth Index, which returned –4.80%.
Your fund is managed by five independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The table on page 6 lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.
The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 14, 2023.
Wellington Management Company llp
Portfolio Manager:
Daniel J. Fitzpatrick, CFA, Senior Managing
Director and Equity Portfolio Manager
During the year ended October 31, 2023, small-capitalization stocks posted negative results, as measured by the Russell 2000 Index, and underperformed large-cap stocks, as measured by the Standard & Poor’s 500 Index.
Our stock selection in health care, communication services, and industrials contributed to relative returns, while selection in utilities and information technology hurt results. Our underweights to health care and energy and an overweight to industrials added to performance, while our underweight to information technology detracted.
Builders FirstSource, a manufacturer and supplier of building materials, was a top relative contributor during the period. Shares of Builders FirstSource ended the period higher, driven by better-than-expected results in the manufactured products and windows, doors, and millwork segments. Bumble, an online dating application operator, was the top relative detractor. Shares fell after the company struggled with competitive intensity/saturation concerns in the industry and recent management turnover.
We remain excited about the holdings in the portfolio and are confident that individual company fundamentals will be the key driver of returns over the long term, with the market ultimately rewarding those with high-quality management teams, competitive differentiation, and strong balance sheets.
Stephens Investment Management Group, LLC
Portfolio Manager:
Ryan E. Crane, CFA,
Chief Investment Officer

Persistent inflation, higher interest rates, and economic uncertainty contributed to a complicated and challenging market environment. While economic data have generally been surprisingly strong, there were signs of stress in the system, initially in the banking industry. Toward the end of the period, the Federal Reserve seemed to pause on rate hikes, but market dynamics shifted long-term rates higher. Companies, consumers, and even the federal government are starting to feel the impact of the higher debt costs.
Our concerns about the impact of inflation and higher rates were largely justified. We have been and continue to be positioned for slower economic growth and more stress in the system. We eliminated our exposure to banks last year, and this year we have a conservative stance on consumer spending.
Higher interest rates and the uncertain and rapidly changing environment have caused a great deal of dispersion across the market—creating real winners and real losers. Our focus on quality growth companies has led to success across most of the portfolio. Technology stocks stood out even more, as we have been able to capitalize on some of the changes brought about by advancements in artificial intelligence.
We believe there is significant risk of a recession, but we worry more about the policy response to a recession. If the Fed or the administration intervenes too quickly, there is risk of another bout of inflation. We see continued opportunity for selective stock-picking with a bias toward secular-growth companies with clean balance sheets.
Vanguard Quantitative Equity Group
Portfolio Manager:
Cesar Orosco, CFA,
Head of Alpha Equity Investments
At the beginning of the period, inflation eased off multidecade highs amid the Fed’s interest rate hikes. Unexpected resilience in labor markets and consumer spending helped lower expectations of a sustained recession in the U.S., but the prospect of higher rates for longer and heightened geopolitical tensions weighed on market sentiment toward the end of the period.
Although it’s important to understand how overall performance is affected by such macroeconomic factors, our approach to investing focuses on several key characteristics, including high quality—healthy balance sheets and steady cash-flow generation; effective management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—ability to grow earnings year after year; strong market sentiment—market confirmation of our view; reasonable valuation—shares that are not overpriced; and defensive characteristics—evaluation of heavily shorted stocks that can signal concerns over future company prospects.
Using these six themes, we generate a daily composite stock ranking. We then monitor our portfolio based on that ranking and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns.
After extensive research, we enhanced our stock-selection model in February with an artificial-intelligence-driven component applied to each of our six themes. This AI approach relies on a proprietary deep-neural net architecture developed in-house to preserve the fundamentals-driven approach we espouse, while making our selection process sensitive to changing economic and market conditions.
The AI forecasts are blended with our traditional scores to generate an ensemble of daily stock rankings. We then follow our standard approach of monitoring the portfolio based on those rankings and adjust when appropriate. In addition, to properly assess the decisions of the model, we developed a suite of AI interpretability tools that allow us to understand the drivers of the stock scores.
For the 12 months ended October 31, 2023, our defensive, management decisions, market sentiments, quality, and valuation models contributed to our relative performance, while our growth model slightly detracted. Our positions in eight of 11 industry sectors boosted relative performance. The strongest sector results were in industrials, health care, and energy. Our positions in financials, real estate, and consumer staples detracted.
At the stock level, top contributors included overweight positions in Axcelis Technologies, Jabil, and Manhattan Associates in information technology and e.l.f. Beauty in consumer staples, as well as an underweight to Novocure in health care. Overweights to Karyopharm Therapeutics and Nevro in health care and underweights to MarketAxess in financials as well as Penumbra and Prometheus Biosciences in health care detracted the most.
ClearBridge Investments, LLC
Portfolio Managers:
Brian Angerame, Managing Director
Aram Green, Managing Director
Jeffrey Russell, CFA, Managing Director
Matthew Lilling, CFA, Director
As 2022 ended, investor pessimism was high, given recession fears and uncertainty about inflation and the terminal interest rate. Throughout the first half of 2023, sentiment improved as inflation and corporate earnings data came in better than expected, giving investors more confidence in a “soft landing” for the economy. However, this optimism dissipated as the Fed’s persistent “higher-for-longer” narrative influenced expectations for a materially higher 10-year U.S. Treasury yield, which rose as high as 5% in October, putting pressure on growth equities.
Over the 12 months, the largest sector contributors were industrials and health care, largely because of company-specific drivers. The weakest sector was consumer discretionary; portfolio holdings Etsy, Leslie’s, and National Vision were all affected by difficult pandemic comparisons and diminished consumer spending.
Top contributors to relative performance were Vertiv, which improved its supply chain and price/cost spread, while data center trends remained strong; XPO, which took market share and benefited from the promise of improving margins under a new CEO; and Horizon Therapeutics, which was acquired by Amgen.
Despite the uncertain trajectory of growth and rising interest rates, which have presented our companies with many challenges, we are confident in our management teams’ ability to navigate them.
ArrowMark Partners
Portfolio Managers:
Chad Meade, Partner
Brian Schaub, CFA, Partner
Amid indications that the Fed’s aggressive rate hike campaign was effectively cooling inflation without upending the U.S. economy, equity markets performance was mixed during the 12-month period.
Both consumer and producer price inflation decelerated considerably during the period—to the point where central bank policymakers unanimously agreed to stand pat on their key lending rate late in the period. The pause capped a run of 11 straight hikes dating back to March 2022, although Fed Chair Jerome Powell said that more increases were possible.
Over the 12 months under review, the largest contributors to our portfolio were online car auction company ACV Auctions and footwear company Skechers USA. Top detractors included health care equipment company QuidelOrtho and application software firm Consensus Cloud Solutions.
Although consumer spending has been stable and resilient, we are beginning to see signs of incremental softness that could lead to a broader slowdown. Against this backdrop, we expect volatility to remain elevated as investors react to shifting dynamics in an uncertain environment. While cognizant of the risks in such challenging conditions, we remain poised to take advantage of any market weakness and contraction in multiples by adding to holdings and building positions in new names when valuations decline to attractive levels. We remain focused on companies that have resilient business models capable of executing well in a higher rate environment.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company llp	40	7,180	Conducts research and analysis of individual companies to select stocks believed to have exceptional growth potential relative to their market valuations. Each stock is considered individually before purchase, and company developments are continually monitored for comparison with expectations for growth.
Stephens Investment Management Group, LLC	15	2,722	Employs a disciplined, bottom-up investment selection process that combines rigorous fundamental analysis with quantitative screening to identify companies with superior earnings growth potential. The approach screens for core growth stocks and for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks are experiencing changes that could lead to accelerated earnings growth.
Vanguard Quantitative Equity Group	15	2,672	Employs a quantitative fundamental management approach, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.
ClearBridge Investments, LLC	15	2,672	The firm seeks to invest in cash-generative, quality growth companies that are category leaders (or have the ability to become market leaders), and display capital allocation discipline aimed at fueling long-term sustainable growth. ClearBridge focuses on cash flow based metrics to value companies, as well as revenue or earnings multiples, relying on the most appropriate valuation metrics for each company. This approach aligns with the team’s style of investing in cash generative, quality growth companies. The research process is disciplined and collaborative, with each member of the team executing on a shared investment philosophy and process.
ArrowMark Partners	14	2,435	The firm employs a “risk-before-reward“ investment strategy and in-depth fundamental research to uncover companies that, in its opinion, can control environments. The portfolio managers start by identifying businesses with strong competitive advantages in industries with high barriers to entry and then narrow their focus to companies with large potential markets and high-quality business models focused on the future. Across this entire investment process, the team takes steps to deliver strong downside protection, resulting in a diversified portfolio of 75–100 stocks.
Cash Investments	1	254	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2023
	Beginning Account Value 4/30/2023	Ending Account Value 10/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Explorer Fund
Investor Shares	$1,000.00	$940.70	$2.20
Admiral™ Shares	1,000.00	941.10	1.66
Based on Hypothetical 5% Yearly Return
Explorer Fund
Investor Shares	$1,000.00	$1,022.94	$2.29
Admiral Shares	1,000.00	1,023.49	1.73
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.34% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Explorer Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2013, Through October 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Explorer Fund Investor Shares	-2.33%	6.66%	8.04%	$21,675
Russell 2500 Growth Index	-4.80	5.22	7.35	20,325
Dow Jones U.S. Total Stock Market Float Adjusted Index	8.39	10.10	10.43	26,967

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Explorer Fund Admiral Shares	-2.24%	6.78%	8.17%	$109,684
Russell 2500 Growth Index	-4.80	5.22	7.35	101,624
Dow Jones U.S. Total Stock Market Float Adjusted Index	8.39	10.10	10.43	134,835
See Financial Highlights for dividend information.

Explorer Fund
Fund Allocation
As of October 31, 2023
Communication Services	4.0%
Consumer Discretionary	11.8
Consumer Staples	3.2
Energy	5.3
Financials	10.4
Health Care	18.8
Industrials	22.0
Information Technology	16.6
Materials	3.2
Real Estate	2.8
Utilities	1.0
Other	0.9
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Explorer Fund
Financial Statements
Schedule of Investments
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.0%)
Communication Services (3.9%)
	New York Times Co. Class A	2,357,187	95,018
*	Live Nation Entertainment Inc.	1,002,535	80,223
*	Ziff Davis Inc.	1,298,209	78,490
*	Cinemark Holdings Inc.	4,281,120	70,596
*	Cargurus Inc.	3,340,496	57,557
*	Bumble Inc. Class A	3,928,260	52,796
*	Take-Two Interactive Software Inc.	325,632	43,553
*	ZipRecruiter Inc. Class A	3,436,657	36,600
	Warner Music Group Corp. Class A	1,123,583	35,168
	Iridium Communications Inc.	947,105	35,090
	Electronic Arts Inc.	246,736	30,543
*	IAC Inc.	513,862	21,865
*	Yelp Inc.	497,073	20,972
*	Spotify Technology SA	105,842	17,439
*	Playtika Holding Corp.	730,199	6,134
*	TripAdvisor Inc.	279,406	4,124
*	Vimeo Inc.	833,917	2,568
*	ZoomInfo Technologies Inc.	173,719	2,251
*	Bandwidth Inc. Class A	138,727	1,472
*	TechTarget Inc.	54,080	1,362
*	Integral Ad Science Holding Corp.	92,652	1,064
*	PubMatic Inc. Class A	62,376	703
	Shutterstock Inc.	15,565	633
*	Eventbrite Inc. Class A	72,975	604
			696,825
Consumer Discretionary (11.4%)
*	Burlington Stores Inc.	1,078,133	130,486
	Papa John's International Inc.	1,534,516	99,774
	Texas Roadhouse Inc.	936,503	95,093
*	Five Below Inc.	519,977	90,466
	Wingstop Inc.	487,793	89,154
*	YETI Holdings Inc.	1,997,566	84,937
	Steven Madden Ltd.	2,466,475	80,876
*	Crocs Inc.	883,339	78,900
	Levi Strauss & Co. Class A	5,750,066	78,603
*	Skyline Champion Corp.	1,329,721	77,962
	Gentex Corp.	2,469,412	70,823
		Shares	Market Value• ($000)
	Meritage Homes Corp.	541,578	61,751
	Churchill Downs Inc.	542,256	59,561
	Carter's Inc.	863,697	58,006
	Acushnet Holdings Corp.	1,131,853	57,679
*	Boot Barn Holdings Inc.	713,112	49,561
*	Skechers USA Inc. Class A	996,572	48,055
*	Deckers Outdoor Corp.	79,080	47,215
	Pool Corp.	136,686	43,161
	Domino's Pizza Inc.	109,012	36,954
*	National Vision Holdings Inc.	2,040,478	31,709
*	Fox Factory Holding Corp.	369,800	30,128
*	Floor & Decor Holdings Inc. Class A	363,907	29,986
*	Under Armour Inc. Class C	4,020,533	25,852
*	frontdoor Inc.	844,604	24,434
	Tractor Supply Co.	117,277	22,583
*	Etsy Inc.	358,505	22,335
*	Sally Beauty Holdings Inc.	2,576,236	21,898
	Murphy USA Inc.	59,670	21,642
*	Grand Canyon Education Inc.	182,731	21,623
*	Topgolf Callaway Brands Corp.	1,655,172	20,226
*	Bright Horizons Family Solutions Inc.	226,034	16,740
*,1	Canada Goose Holdings Inc.	1,382,901	15,350
*	Sportradar Holding AG Class A	1,710,724	15,106
	Travel & Leisure Co.	415,412	14,136
*	Ulta Beauty Inc.	36,607	13,959
	Installed Building Products Inc.	123,240	13,762
*	Abercrombie & Fitch Co. Class A	218,985	13,319
	Toll Brothers Inc.	185,611	13,125
	Boyd Gaming Corp.	218,498	12,072
*	Tri Pointe Homes Inc.	440,442	11,037
	Hanesbrands Inc.	2,597,146	10,882
	Buckle Inc.	294,272	9,938
*	Cavco Industries Inc.	38,948	9,718
*	SeaWorld Entertainment Inc.	223,214	9,616

Explorer Fund
		Shares	Market Value• ($000)
*	Dave & Buster's Entertainment Inc.	230,184	8,043
*	Visteon Corp.	67,493	7,770
	Williams-Sonoma Inc.	47,539	7,142
*	Shake Shack Inc. Class A	117,595	6,590
	Perdoceo Education Corp.	354,118	6,406
*	Stride Inc.	116,151	6,386
*	Urban Outfitters Inc.	183,992	6,370
*	Everi Holdings Inc.	582,810	6,289
*	Coursera Inc.	357,439	6,198
	Patrick Industries Inc.	75,508	5,674
	Monarch Casino & Resort Inc.	89,136	5,365
*	Modine Manufacturing Co.	132,160	5,220
	Tapestry Inc.	186,396	5,137
*	Brinker International Inc.	147,872	5,016
*	Malibu Boats Inc. Class A	105,472	4,601
*	Taylor Morrison Home Corp.	119,320	4,572
*	MasterCraft Boat Holdings Inc.	213,187	4,358
*	Norwegian Cruise Line Holdings Ltd.	313,190	4,259
*	Warby Parker Inc. Class A	307,256	3,988
	Build-A-Bear Workshop Inc.	156,892	3,891
*	Green Brick Partners Inc.	100,362	3,884
	Jack in the Box Inc.	57,684	3,644
*	Wayfair Inc. Class A	82,154	3,501
	Dine Brands Global Inc.	68,827	3,392
	Upbound Group Inc.	124,797	3,252
	Valvoline Inc.	92,555	2,746
*	American Axle & Manufacturing Holdings Inc.	405,796	2,739
*	CarParts.com Inc.	932,394	2,639
	Golden Entertainment Inc.	83,224	2,610
	International Game Technology plc	95,767	2,434
	Academy Sports & Outdoors Inc.	54,150	2,428
*	Carvana Co.	87,479	2,362
	Winnebago Industries Inc.	34,782	2,016
	Carriage Services Inc.	80,893	1,747
	Wynn Resorts Ltd.	18,551	1,628
*	Stitch Fix Inc. Class A	467,071	1,532
	Standard Motor Products Inc.	40,577	1,417
*	Denny's Corp.	160,030	1,379
	Dillard's Inc. Class A	4,284	1,330
*	Six Flags Entertainment Corp.	55,943	1,113
	PulteGroup Inc.	14,352	1,056
	Red Rock Resorts Inc. Class A	16,865	667
*	BJ's Restaurants Inc.	21,613	556
*	Chuy's Holdings Inc.	15,554	524
		Shares	Market Value• ($000)
	RCI Hospitality Holdings Inc.	6,265	342
			2,054,406
Consumer Staples (3.1%)
*	BJ's Wholesale Club Holdings Inc.	1,454,865	99,105
*	Performance Food Group Co.	1,657,769	95,753
	Casey's General Stores Inc.	283,743	77,153
*	Celsius Holdings Inc.	391,462	59,537
*	Freshpet Inc.	983,779	56,469
	MGP Ingredients Inc.	451,876	42,775
*	BellRing Brands Inc.	939,153	41,069
	Coca-Cola Consolidated Inc.	33,037	21,025
	Energizer Holdings Inc.	328,387	10,370
	PriceSmart Inc.	137,476	8,591
*	Simply Good Foods Co.	199,110	7,425
*	elf Beauty Inc.	74,142	6,868
	John B Sanfilippo & Son Inc.	57,258	5,855
	Primo Water Corp.	394,209	5,148
	Vector Group Ltd.	328,454	3,377
*	USANA Health Sciences Inc.	49,907	2,273
	Lamb Weston Holdings Inc.	24,944	2,240
*	Vita Coco Co. Inc.	71,615	1,941
	Medifast Inc.	25,558	1,768
	Turning Point Brands Inc.	75,086	1,505
*	Herbalife Ltd.	95,680	1,363
*	TreeHouse Foods Inc.	23,841	994
			552,604
Energy (5.1%)
	Viper Energy Partners LP	4,575,851	130,320
	Magnolia Oil & Gas Corp. Class A	5,521,652	123,961
	Chord Energy Corp.	661,958	109,435
*	Antero Resources Corp.	2,602,826	76,627
	ChampionX Corp.	2,015,984	62,092
*	Seadrill Ltd.	1,553,115	61,379
	EQT Corp.	1,025,000	43,439
	Matador Resources Co.	671,800	41,443
	TechnipFMC plc	1,917,072	41,255
*	Southwestern Energy Co.	4,651,870	33,168
	Diamondback Energy Inc.	153,029	24,534
	Cactus Inc. Class A	509,364	23,910
*	Weatherford International plc	222,104	20,676
	Coterra Energy Inc.	711,065	19,554
	APA Corp.	480,778	19,096
	Liberty Energy Inc.	840,946	16,567
*	Par Pacific Holdings Inc.	503,869	16,537
*	Oceaneering International Inc.	352,796	7,758
*	Nabors Industries Ltd. (XNYS)	77,690	7,586
	SM Energy Co.	145,240	5,856
	Dorian LPG Ltd.	176,236	5,634
	Murphy Oil Corp.	117,091	5,254
*	Tidewater Inc.	60,784	4,155
*	US Silica Holdings Inc.	255,517	3,084

Explorer Fund
		Shares	Market Value• ($000)
	Texas Pacific Land Corp.	1,426	2,632
*	Amplify Energy Corp.	363,162	2,524
*	TETRA Technologies Inc.	436,457	2,069
	CONSOL Energy Inc.	22,424	2,061
	Equitrans Midstream Corp.	188,940	1,676
*	Valaris Ltd.	22,610	1,493
	Solaris Oilfield Infrastructure Inc. Class A	82,776	765
	RPC Inc.	65,987	549
	PBF Energy Inc. Class A	11,404	542
			917,631
Financials (10.1%)
	Houlihan Lokey Inc.	1,365,063	137,216
	Tradeweb Markets Inc. Class A	1,288,617	115,988
	Assured Guaranty Ltd.	1,744,302	108,844
	Prosperity Bancshares Inc.	1,721,704	93,902
	Pinnacle Financial Partners Inc.	1,435,229	89,501
	StepStone Group Inc. Class A	3,142,179	88,924
	Webster Financial Corp.	2,271,822	86,261
	Assurant Inc.	574,515	85,545
	Voya Financial Inc.	1,232,928	82,323
	Morningstar Inc.	319,154	80,823
	American Financial Group Inc.	669,227	73,187
	LPL Financial Holdings Inc.	324,941	72,956
*	Euronet Worldwide Inc.	904,587	69,508
	FirstCash Holdings Inc.	558,887	60,874
	MGIC Investment Corp.	3,426,679	57,705
[1]	Hannon Armstrong Sustainable Infrastructure Capital Inc.	2,847,000	48,798
*	WEX Inc.	256,097	42,635
*	Ryan Specialty Holdings Inc.	808,392	34,922
	WisdomTree Inc.	5,400,892	33,485
	MarketAxess Holdings Inc.	142,598	30,480
	Equitable Holdings Inc.	1,120,275	29,766
	Piper Sandler Cos.	211,699	29,606
*	Palomar Holdings Inc.	544,546	27,271
	Everest Group Ltd.	51,791	20,490
	Synovus Financial Corp.	770,616	20,090
*	Shift4 Payments Inc. Class A	426,052	18,968
*	NMI Holdings Inc. Class A	551,330	15,079
	Virtus Investment Partners Inc.	77,110	14,206
*	Toast Inc. Class A	816,868	13,062
	FactSet Research Systems Inc.	29,417	12,705
*	Encore Capital Group Inc.	330,774	12,464
	RenaissanceRe Holdings Ltd.	46,046	10,111
*	AvidXchange Holdings Inc.	1,105,123	9,548
	SLM Corp.	580,153	7,542
		Shares	Market Value• ($000)
	Federated Hermes Inc.	215,625	6,835
*	StoneCo. Ltd. Class A	686,357	6,805
	Victory Capital Holdings Inc. Class A	217,125	6,396
*	PROG Holdings Inc.	193,776	5,307
	RLI Corp.	38,962	5,191
	Brown & Brown Inc.	71,091	4,935
	Westamerica BanCorp	103,214	4,876
	Lincoln National Corp.	184,691	4,021
	Kinsale Capital Group Inc.	10,510	3,509
*	Payoneer Global Inc.	548,875	3,178
*	Green Dot Corp. Class A	261,866	2,928
	Pathward Financial Inc.	64,454	2,919
	Bank of NT Butterfield & Son Ltd.	101,704	2,569
*	Donnelley Financial Solutions Inc.	47,021	2,559
*	Skyward Specialty Insurance Group Inc.	74,401	2,094
	Brightsphere Investment Group Inc.	127,564	1,998
	First BanCorp (XNYS)	148,686	1,985
*	International Money Express Inc.	117,616	1,877
*	StoneX Group Inc.	16,635	1,586
	XP Inc. Class A	78,624	1,572
*	SiriusPoint Ltd.	157,318	1,550
*	LendingTree Inc.	79,419	1,051
*	Open Lending Corp. Class A	140,825	844
*	PagSeguro Digital Ltd. Class A	77,557	548
	Patria Investments Ltd. Class A	40,232	519
			1,812,437
Health Care (18.2%)
*	ICON plc ADR	533,607	130,179
*	Acadia Healthcare Co. Inc.	1,701,784	125,098
*	Medpace Holdings Inc.	381,652	92,615
	Encompass Health Corp.	1,422,619	88,999
*	Haemonetics Corp.	1,031,719	87,933
*	Globus Medical Inc. Class A	1,815,335	82,979
	Bio-Techne Corp.	1,515,129	82,771
*	Ultragenyx Pharmaceutical Inc.	2,230,473	78,959
*	HealthEquity Inc.	998,967	71,606
	STERIS plc	335,356	70,418
*	Veracyte Inc.	3,395,949	70,364
*	QuidelOrtho Corp.	1,140,122	69,639
*	Penumbra Inc.	356,379	68,122
*	Inspire Medical Systems Inc.	456,597	67,193
*	Amedisys Inc.	674,341	61,695
*	Merit Medical Systems Inc.	859,278	59,067
*	Exelixis Inc.	2,810,097	57,860
*	Omnicell Inc.	1,597,343	56,770
*	Henry Schein Inc.	867,406	56,364
*	Glaukos Corp.	785,154	53,548
*	Surgery Partners Inc.	2,305,044	53,316
*	Myriad Genetics Inc.	3,399,805	52,969

Explorer Fund
		Shares	Market Value• ($000)
*	Charles River Laboratories International Inc.	293,640	49,437
*	Neurocrine Biosciences Inc.	444,706	49,336
*	Halozyme Therapeutics Inc.	1,453,038	49,214
*	Doximity Inc. Class A	2,380,335	48,630
*	Alkermes plc	1,983,251	47,975
*	Molina Healthcare Inc.	131,653	43,834
	Cooper Cos. Inc.	139,334	43,437
*	Blueprint Medicines Corp.	683,004	40,202
	Stevanato Group SpA	1,437,223	40,170
*	Cytokinetics Inc.	1,120,186	39,050
*	Ascendis Pharma A/S ADR	432,993	38,671
*	Intra-Cellular Therapies Inc.	743,586	37,001
*	Apellis Pharmaceuticals Inc.	721,564	35,111
*	Sotera Health Co.	2,755,730	34,888
*	DexCom Inc.	391,031	34,735
*	Repligen Corp.	248,522	33,441
*	Hologic Inc.	472,386	31,258
*	Celldex Therapeutics Inc.	1,303,005	30,647
*	Shockwave Medical Inc.	142,561	29,405
	Teleflex Inc.	146,875	27,135
*	Insulet Corp.	204,627	27,127
*	IDEXX Laboratories Inc.	66,902	26,725
	ResMed Inc.	184,277	26,024
*	Integra LifeSciences Holdings Corp.	702,569	25,264
*	REVOLUTION Medicines Inc.	1,239,983	24,552
*	Ionis Pharmaceuticals Inc.	553,404	24,499
*	Legend Biotech Corp. ADR	361,465	23,882
*	Tandem Diabetes Care Inc.	1,245,671	21,550
*	Mettler-Toledo International Inc.	21,375	21,059
*	Supernus Pharmaceuticals Inc.	873,719	20,838
	Bruker Corp.	360,103	20,526
*	Sarepta Therapeutics Inc.	296,700	19,971
	Chemed Corp.	35,072	19,733
*	Nevro Corp.	1,304,519	18,824
*	Option Care Health Inc.	650,346	18,034
*	Certara Inc.	1,468,806	17,905
*	Pacira BioSciences Inc.	630,351	17,814
*	SpringWorks Therapeutics Inc.	704,117	16,124
*	Azenta Inc.	354,320	16,104
*	Karuna Therapeutics Inc.	93,177	15,524
*	iRhythm Technologies Inc.	196,852	15,457
*	Neogen Corp.	1,027,354	15,297
*	Agios Pharmaceuticals Inc.	682,914	14,348
*	ACADIA Pharmaceuticals Inc.	629,179	14,201
*	Arvinas Inc.	861,252	13,883
		Shares	Market Value• ($000)
*	Zentalis Pharmaceuticals Inc.	847,549	13,866
*,1	Immatics NV	1,786,300	13,665
*	Kymera Therapeutics Inc.	1,113,445	12,994
*	Jazz Pharmaceuticals plc	92,666	11,770
*	Ligand Pharmaceuticals Inc.	214,854	11,235
*	Masimo Corp.	138,453	11,233
*	Morphic Holding Inc.	514,199	10,258
*	TransMedics Group Inc.	272,686	10,220
*	Veeva Systems Inc. Class A	48,445	9,336
*	Illumina Inc.	84,648	9,262
*	CorVel Corp.	43,571	8,450
*	Exact Sciences Corp.	135,337	8,335
*	Schrodinger Inc.	377,898	8,200
*	Relay Therapeutics Inc.	1,121,009	7,399
*	Axonics Inc.	143,397	7,343
*	Arrowhead Pharmaceuticals Inc.	276,423	6,797
*	LivaNova plc	129,443	6,349
*	PTC Therapeutics Inc.	333,383	6,251
*	Tenet Healthcare Corp.	115,643	6,210
*	AtriCure Inc.	167,853	5,814
*,1	Novavax Inc.	867,383	5,777
*	Avantor Inc.	329,856	5,749
*	Coherus Biosciences Inc.	1,693,303	5,673
*	Axogen Inc.	1,456,366	5,476
*	ImmunoGen Inc.	361,560	5,373
*	UFP Technologies Inc.	33,842	5,277
*	Inmode Ltd.	263,953	5,042
*	DaVita Inc.	63,172	4,879
*	Addus HomeCare Corp.	59,094	4,663
*	ANI Pharmaceuticals Inc.	74,322	4,589
*	Deciphera Pharmaceuticals Inc.	366,577	4,395
*	Phreesia Inc.	318,964	4,357
*	Natera Inc.	101,593	4,010
*	Amphastar Pharmaceuticals Inc.	87,946	3,981
*	Denali Therapeutics Inc.	200,354	3,773
*	Sage Therapeutics Inc.	182,277	3,414
*	Lantheus Holdings Inc.	48,255	3,117
*	Voyager Therapeutics Inc.	457,063	3,003
	Select Medical Holdings Corp.	131,796	2,996
*	STAAR Surgical Co.	65,874	2,755
*	Fate Therapeutics Inc.	1,438,594	2,604
*	Bridgebio Pharma Inc.	99,383	2,588
*	10X Genomics Inc. Class A	71,953	2,539
*	SI-BONE Inc.	145,559	2,476
*	Agenus Inc.	2,831,169	2,265
*	ADMA Biologics Inc.	663,323	2,242
*	BioCryst Pharmaceuticals Inc.	395,240	2,170
*	Karyopharm Therapeutics Inc.	2,262,243	1,968
*	Travere Therapeutics Inc.	300,758	1,949
*	AMN Healthcare Services Inc.	25,282	1,918

Explorer Fund
		Shares	Market Value• ($000)
*	Puma Biotechnology Inc.	777,390	1,912
*	PetIQ Inc.	99,963	1,876
*	MacroGenics Inc.	352,568	1,840
*	Viridian Therapeutics Inc.	141,465	1,768
*	Protagonist Therapeutics Inc.	115,736	1,683
*	Vir Biotechnology Inc.	204,008	1,618
*	Adaptive Biotechnologies Corp.	354,790	1,575
*	Veradigm Inc.	115,239	1,520
*	Alector Inc.	291,113	1,514
*	Health Catalyst Inc.	199,526	1,494
*	Inhibrx Inc.	94,255	1,458
*	Pediatrix Medical Group Inc.	126,346	1,448
*	Hims & Hers Health Inc.	241,759	1,446
*	Atara Biotherapeutics Inc.	1,112,882	1,436
*	Quanterix Corp.	59,600	1,295
*	Amylyx Pharmaceuticals Inc.	78,749	1,284
*	Arcellx Inc.	35,940	1,267
*	MannKind Corp.	277,305	1,190
*	Tactile Systems Technology Inc.	108,595	1,186
*	Prothena Corp. plc	30,317	1,105
*	Vaxcyte Inc.	22,296	1,072
*	Surmodics Inc.	33,543	988
*	Amneal Pharmaceuticals Inc.	244,539	946
*	Rapt Therapeutics Inc.	71,951	946
*	Ventyx Biosciences Inc.	64,545	931
*	Crinetics Pharmaceuticals Inc.	31,232	915
*	CytomX Therapeutics Inc.	820,461	903
*	Keros Therapeutics Inc.	31,245	892
*	Sangamo Therapeutics Inc.	1,395,270	879
*	Enanta Pharmaceuticals Inc.	92,701	836
*	Pliant Therapeutics Inc.	50,779	745
*	Pennant Group Inc.	66,647	724
*	Cogent Biosciences Inc.	88,171	719
*	Progyny Inc.	21,557	665
*	Selecta Biosciences Inc.	528,838	661
*	Immunovant Inc.	19,614	648
*	Joint Corp.	81,335	635
	LeMaitre Vascular Inc.	12,697	617
*	89bio Inc.	83,125	615
*	Geron Corp. (XNGS)	320,930	610
*	Catalyst Pharmaceuticals Inc.	46,876	582
*	RxSight Inc.	25,603	567
*	Kiniksa Pharmaceuticals Ltd. Class A	36,699	560
*	Arcturus Therapeutics Holdings Inc.	28,883	552
*	Evolus Inc.	70,453	535
*,1	Heron Therapeutics Inc.	688,101	438
	Embecta Corp.	28,751	435
*	Mei Pharma Inc.	61,621	420
		Shares	Market Value• ($000)
*	Esperion Therapeutics Inc.	445,798	369
*	Aclaris Therapeutics Inc.	73,649	367
*	Codexis Inc.	186,328	309
*	Affimed NV	756,672	299
*	Organogenesis Holdings Inc.	126,114	282
*	Atea Pharmaceuticals Inc.	81,077	263
*,1	NanoString Technologies Inc.	172,121	238
*	Aldeyra Therapeutics Inc.	135,440	232
*	Scilex Holding Co. (XNCM)	98,470	184
*	NextCure Inc.	171,519	177
*	FibroGen Inc.	246,795	134
*	Precision BioSciences Inc.	342,301	105
*	Personalis Inc.	96,118	92
*,1	Syros Pharmaceuticals Inc.	23,659	59
*,2	OmniAb Inc. 12.5 Earnout	84,348	—
*,2	OmniAb Inc. 15 Earnout	84,348	—
			3,266,372
Industrials (21.4%)
*	Kirby Corp.	1,901,744	142,060
*	AerCap Holdings NV	1,991,001	123,681
	Science Applications International Corp.	1,081,467	118,139
*	Fluor Corp.	3,333,293	110,965
*	Shoals Technologies Group Inc. Class A	6,567,912	100,883
*	Middleby Corp.	874,513	98,706
	RB Global Inc. (XTSE)	1,501,903	98,224
*	RBC Bearings Inc.	438,005	96,291
	Flowserve Corp.	2,590,489	95,123
*	Builders FirstSource Inc.	849,820	92,222
	Rush Enterprises Inc. Class A	2,522,562	89,753
	Acuity Brands Inc.	497,757	80,622
	Ryder System Inc.	790,754	77,130
*	WillScot Mobile Mini Holdings Corp.	1,953,567	76,990
	Zurn Elkay Water Solutions Corp.	2,883,296	76,292
*	AZEK Co. Inc.	2,854,837	74,797
*	Trex Co. Inc.	1,328,962	74,701
*	Alight Inc. Class A	11,120,052	73,837
*	Clean Harbors Inc.	480,116	73,779
	Sensata Technologies Holding plc	2,281,679	72,740
	Vertiv Holdings Co.	1,780,862	69,934
	GATX Corp.	665,720	69,621
	Matson Inc.	779,090	67,820
	Herc Holdings Inc.	606,820	64,802
*,3	Sterling Check Corp.	5,680,540	63,508
*	Axon Enterprise Inc.	294,997	60,324
	IDEX Corp.	313,580	60,022
*	Alaska Air Group Inc.	1,839,501	58,183
*	Gibraltar Industries Inc.	943,812	57,440
	Kennametal Inc.	2,398,358	55,426
	Maximus Inc.	739,299	55,240
*	TriNet Group Inc.	520,703	53,502
	Applied Industrial Technologies Inc.	338,432	51,953

Explorer Fund
		Shares	Market Value• ($000)
*	XPO Inc.	644,545	48,863
*	SiteOne Landscape Supply Inc.	351,085	48,369
	Verisk Analytics Inc.	210,845	47,938
*	ACV Auctions Inc. Class A	3,529,726	47,051
*	API Group Corp.	1,729,355	44,738
*	AeroVironment Inc.	349,805	40,109
*	FTI Consulting Inc.	172,738	36,665
*	GXO Logistics Inc.	722,545	36,496
	BWX Technologies Inc.	488,300	36,271
*	Masonite International Corp.	443,899	35,130
*	Kratos Defense & Security Solutions Inc.	2,038,210	34,752
*	Paycor HCM Inc.	1,606,657	34,672
	HEICO Corp. Class A	272,505	34,644
*	Cimpress plc	541,190	32,293
*	Generac Holdings Inc.	354,008	29,761
	Tennant Co.	392,022	29,096
	Toro Co.	332,532	26,882
	Rockwell Automation Inc.	95,846	25,189
*	Atkore Inc.	170,844	21,233
*	Paylocity Holding Corp.	111,064	19,925
	Watts Water Technologies Inc. Class A	112,076	19,390
	EMCOR Group Inc.	92,026	19,017
	UFP Industries Inc.	186,759	17,774
*	GMS Inc.	279,192	16,327
	JB Hunt Transport Services Inc.	94,802	16,294
*	ExlService Holdings Inc.	609,350	15,910
	Terex Corp.	327,418	14,996
	Allison Transmission Holdings Inc.	290,046	14,624
	AGCO Corp.	123,805	14,196
	Curtiss-Wright Corp.	69,764	13,870
	Booz Allen Hamilton Holding Corp.	113,198	13,576
*	American Airlines Group Inc.	1,181,958	13,179
	Hubbell Inc.	47,087	12,718
	John Bean Technologies Corp.	116,890	12,159
*,1	ATS Corp.	350,050	11,800
	Comfort Systems USA Inc.	61,863	11,250
*	Huron Consulting Group Inc.	109,005	10,831
*,1	Bloom Energy Corp. Class A	1,035,000	10,764
*	Beacon Roofing Supply Inc.	148,596	10,576
	CSG Systems International Inc.	219,450	10,283
	H&E Equipment Services Inc.	246,118	10,022
*	Ameresco Inc. Class A	374,032	9,781
*	ASGN Inc.	117,167	9,779
	Heartland Express Inc.	809,663	9,441
*	Upwork Inc.	851,414	8,897
*	Kornit Digital Ltd.	598,683	8,262
	Donaldson Co. Inc.	142,041	8,190
	Graco Inc.	95,801	7,123
	Franklin Electric Co. Inc.	82,010	7,112
		Shares	Market Value• ($000)
	Griffon Corp.	167,088	6,674
	EnerSys	68,853	5,892
	Kforce Inc.	91,410	5,580
*	Legalzoom.com Inc.	553,178	5,515
	Forward Air Corp.	79,772	5,138
*	MYR Group Inc.	40,941	4,742
*	MRC Global Inc.	442,185	4,647
	Insperity Inc.	41,156	4,356
	Wabash National Corp.	208,893	4,322
*	Rocket Lab USA Inc.	1,011,659	4,279
	Boise Cascade Co.	43,222	4,052
	Valmont Industries Inc.	20,500	4,037
	Brink's Co.	56,997	3,811
*	PGT Innovations Inc.	125,338	3,753
*	Avis Budget Group Inc.	22,721	3,699
*	Sterling Infrastructure Inc.	50,230	3,659
	Brady Corp. Class A	71,005	3,654
*	Titan International Inc.	319,736	3,632
	Alamo Group Inc.	21,542	3,453
	Genpact Ltd.	100,516	3,371
	TTEC Holdings Inc.	158,137	3,254
*	Janus International Group Inc.	346,014	3,239
	Exponent Inc.	44,014	3,226
*	Lyft Inc. Class A	348,114	3,192
*	American Woodmark Corp.	46,418	3,121
	Marten Transport Ltd.	175,503	3,085
	Apogee Enterprises Inc.	71,163	3,054
*	TrueBlue Inc.	216,816	2,400
*	Masterbrand Inc.	205,388	2,282
	Armstrong World Industries Inc.	26,823	2,036
	Enerpac Tool Group Corp.	67,758	1,918
*	SPX Technologies Inc.	19,572	1,568
	ArcBest Corp.	13,894	1,513
*	JELD-WEN Holding Inc.	108,714	1,232
	CSW Industrials Inc.	6,152	1,091
*	Hudson Technologies Inc.	84,041	1,082
	First Advantage Corp.	74,715	972
*	Franklin Covey Co.	20,352	802
*	BlueLinx Holdings Inc.	10,970	780
	Pitney Bowes Inc.	233,155	753
*	Limbach Holdings Inc.	24,131	719
	Federal Signal Corp.	11,453	665
	Lincoln Electric Holdings Inc.	3,806	665
*	Array Technologies Inc.	37,034	642
	Allegiant Travel Co.	9,578	638
*	Air Transport Services Group Inc.	32,474	636
	Healthcare Services Group Inc.	63,349	602
	Kadant Inc.	2,532	557
	Mueller Industries Inc.	14,311	540
*	Blue Bird Corp.	28,420	518
			3,837,976
Information Technology (16.1%)
*	New Relic Inc.	1,713,693	148,526
*	Guidewire Software Inc.	1,439,092	129,705
*	Dynatrace Inc.	2,733,106	122,197
	Power Integrations Inc.	1,304,484	90,440
*	Five9 Inc.	1,501,796	86,909

Explorer Fund
		Shares	Market Value• ($000)
*	Manhattan Associates Inc.	438,987	85,594
*	Smartsheet Inc. Class A	2,151,136	85,056
	Monolithic Power Systems Inc.	183,700	81,148
*	Sprout Social Inc. Class A	1,847,674	79,967
*	Informatica Inc. Class A	4,070,123	78,065
*	Squarespace Inc. Class A	2,464,833	70,026
*	Trimble Inc.	1,448,115	68,250
*	Jamf Holding Corp.	4,212,535	67,653
*	Viavi Solutions Inc.	8,362,236	65,058
*	Tenable Holdings Inc.	1,521,251	64,060
*	Onto Innovation Inc.	539,481	60,621
*	Cadence Design Systems Inc.	251,977	60,437
*	HubSpot Inc.	136,969	58,043
*	Teledyne Technologies Inc.	134,710	50,461
*	Globant SA	295,377	50,300
*	Okta Inc.	699,933	47,182
*	Wix.com Ltd.	544,567	43,511
*,1	GLOBALFOUNDRIES Inc.	839,066	41,634
*	Pure Storage Inc. Class A	1,166,954	39,455
*	Elastic NV	506,337	37,996
*	PTC Inc.	259,830	36,485
*	Freshworks Inc. Class A	2,033,234	36,476
*	CyberArk Software Ltd.	221,909	36,313
*	Cirrus Logic Inc.	541,958	36,273
*	Rapid7 Inc.	712,789	33,138
*	Silicon Laboratories Inc.	355,345	32,756
*	Procore Technologies Inc.	514,000	31,400
*	Tyler Technologies Inc.	84,153	31,381
*	Varonis Systems Inc.	871,613	29,321
	Bentley Systems Inc. Class B	550,000	26,752
*	Palo Alto Networks Inc.	109,119	26,518
*	Lattice Semiconductor Corp.	476,727	26,511
*	Box Inc. Class A	968,881	24,086
*	Envestnet Inc.	631,732	23,374
*	ON Semiconductor Corp.	367,171	23,000
*	Qualys Inc.	146,662	22,432
*	N-Able Inc.	1,644,313	21,310
	Microchip Technology Inc.	286,656	20,436
*	Dropbox Inc. Class A	759,828	19,983
*	ANSYS Inc.	67,873	18,886
*	Everbridge Inc.	907,875	18,711
*	Gitlab Inc. Class A	429,108	18,572
*	Fortinet Inc.	296,007	16,923
*	Teradata Corp.	394,896	16,870
	Jabil Inc.	135,919	16,691
*	Allegro MicroSystems Inc.	633,400	16,443
*	Blackline Inc.	331,241	16,264
*	PROS Holdings Inc.	521,969	16,259
	Clear Secure Inc. Class A	931,200	15,663
*	Nutanix Inc. Class A	427,139	15,458
*	CommVault Systems Inc.	232,574	15,199
		Shares	Market Value• ($000)
*	Super Micro Computer Inc.	61,836	14,808
*,3	8x8 Inc.	6,111,407	14,545
*	Consensus Cloud Solutions Inc.	640,482	13,828
*	Aspen Technology Inc.	75,331	13,390
*	Novanta Inc.	97,600	12,889
*	SentinelOne Inc. Class A	793,600	12,404
*	Axcelis Technologies Inc.	95,971	12,236
*	RingCentral Inc. Class A	401,031	10,659
	Cognex Corp.	284,406	10,236
	Pegasystems Inc.	214,317	9,160
*	UiPath Inc. Class A	523,935	8,137
*	Synaptics Inc.	95,534	7,992
*	Diodes Inc.	121,698	7,920
*	MaxLinear Inc.	516,871	7,856
*	Ambarella Inc.	168,626	7,586
*	Q2 Holdings Inc.	252,478	7,582
	A10 Networks Inc.	696,445	7,570
*	BigCommerce Holdings Inc. Series 1	815,369	7,249
*	SMART Global Holdings Inc.	513,408	7,034
*	Yext Inc.	1,154,695	6,963
*	Itron Inc.	114,102	6,536
*	Arrow Electronics Inc.	56,850	6,447
*	PagerDuty Inc.	303,760	6,127
*	Domo Inc. Class B	743,598	6,068
	Amkor Technology Inc.	282,937	5,902
*	Fabrinet	38,015	5,892
*	Arlo Technologies Inc.	675,660	5,736
*	Asana Inc. Class A	306,139	5,654
*	Sprinklr Inc. Class A	404,894	5,503
*	CommScope Holding Co. Inc.	3,605,144	5,336
*	ePlus Inc.	80,163	5,010
*	Zuora Inc. Class A	629,289	4,663
*	Extreme Networks Inc.	222,153	4,581
*	ACM Research Inc. Class A	312,475	4,250
*	Ultra Clean Holdings Inc.	161,569	3,855
	Hackett Group Inc.	166,549	3,712
*,1	Maxeon Solar Technologies Ltd.	590,006	3,682
*	Confluent Inc. Class A	127,315	3,681
*	Agilysys Inc.	39,858	3,419
*	Infinera Corp.	986,801	2,891
*	eGain Corp.	440,680	2,653
*	Plexus Corp.	26,959	2,651
*	FormFactor Inc.	64,574	2,188
*	Sanmina Corp.	40,886	2,080
*	AppLovin Corp. Class A	55,426	2,020
*	LivePerson Inc.	731,897	1,932
*	PDF Solutions Inc.	64,383	1,708
*	Eastman Kodak Co.	451,327	1,679
*	Brightcove Inc.	524,919	1,617
	Vontier Corp.	54,559	1,613
*	Rambus Inc.	29,507	1,603
*	Calix Inc.	42,299	1,401
*	HashiCorp Inc. Class A	67,562	1,330
*	Olo Inc. Class A	254,225	1,299
*	ACI Worldwide Inc.	60,968	1,242
*	OSI Systems Inc.	11,776	1,228
*	Amplitude Inc. Class A	102,159	1,018

Explorer Fund
		Shares	Market Value• ($000)
*	Weave Communications Inc.	130,059	931
	Bel Fuse Inc. Class B	16,161	876
*	Workiva Inc.	8,981	782
*	Upland Software Inc.	233,415	780
*	inTEST Corp.	58,088	751
*	Digital Turbine Inc.	154,951	734
*	Alpha & Omega Semiconductor Ltd.	26,248	623
*	Couchbase Inc.	32,929	512
*	Cambium Networks Corp.	74,883	373
			2,886,791
Materials (3.1%)
	Graphic Packaging Holding Co.	6,333,069	136,224
	Cabot Corp.	1,307,993	86,955
	Methanex Corp.	1,991,434	82,147
*	Summit Materials Inc. Class A	1,581,687	52,038
*	Livent Corp.	3,504,715	51,134
	Ashland Inc.	483,300	37,035
	Eagle Materials Inc.	135,439	20,845
	Balchem Corp.	142,583	16,574
	Warrior Met Coal Inc.	153,901	7,500
	Ryerson Holding Corp.	244,268	7,096
	Berry Global Group Inc.	101,746	5,596
*	O-I Glass Inc.	362,185	5,596
	Innospec Inc.	56,052	5,493
*	Axalta Coating Systems Ltd.	202,299	5,306
*	Constellium SE	240,581	3,801
	Chemours Co.	154,296	3,720
	Steel Dynamics Inc.	34,879	3,715
	RPM International Inc.	38,599	3,523
	Sensient Technologies Corp.	56,336	3,178
	Orion SA	125,065	2,539
	AdvanSix Inc.	78,953	2,175
	Materion Corp.	22,264	2,159
*	Ecovyst Inc.	152,851	1,406
	American Vanguard Corp.	101,448	950
*	LSB Industries Inc.	97,871	892
	Avient Corp.	22,319	706
	Hawkins Inc.	10,874	624
	Schnitzer Steel Industries Inc. Class A	26,655	605
	Greif Inc. Class A	9,098	578
			550,110
Other (0.9%)
[4]	Vanguard Small-Cap ETF	894,715	159,304
*,2	Sesen Bio CVR	1,476,709	—
			159,304
Real Estate (2.7%)
	Phillips Edison & Co. Inc.	2,359,238	83,305
	Essential Properties Realty Trust Inc.	3,411,068	74,873
	PotlatchDeltic Corp.	1,650,467	70,723
	Rexford Industrial Realty Inc.	1,535,730	66,405
	Douglas Emmett Inc.	4,979,205	55,817
	Xenia Hotels & Resorts Inc.	3,484,299	40,522
		Shares	Market Value• ($000)
	Americold Realty Trust Inc.	1,289,100	33,800
*	CoStar Group Inc.	329,309	24,175
	Lamar Advertising Co. Class A	142,896	11,756
	Tanger Factory Outlet Centers Inc.	323,612	7,297
*	Zillow Group Inc. Class C	159,107	5,768
	Ryman Hospitality Properties Inc.	26,204	2,243
	Alexander's Inc.	9,841	1,850
*	Opendoor Technologies Inc.	909,082	1,727
	RMR Group Inc. Class A	75,418	1,698
	NexPoint Residential Trust Inc.	56,187	1,517
	Gladstone Commercial Corp.	109,587	1,310
*	Redfin Corp.	259,284	1,208
	Newmark Group Inc. Class A	125,966	714
			486,708
Utilities (1.0%)
	IDACORP Inc.	806,344	76,369
	Ormat Technologies Inc. (XNYS)	1,003,371	61,748
	Vistra Corp.	703,138	23,007
	National Fuel Gas Co.	132,468	6,749
	Otter Tail Corp.	65,588	5,046
	New Jersey Resources Corp.	81,370	3,302
	MGE Energy Inc.	10,109	724
			176,945
Total Common Stocks (Cost $16,403,752)			17,398,109
Temporary Cash Investments (3.2%)
Money Market Fund (2.7%)
[5,6]	Vanguard Market Liquidity Fund, 5.420%	4,882,039	488,155

Explorer Fund
	Face Amount ($000)	Market Value• ($000)
Repurchase Agreement (0.5%)
Deutsche Bank Securities, Inc. 5.300%, 11/1/23 (Dated 10/31/23, Repurchase Value $88,213,000, collateralized by U.S. Treasury Note/Bond 0.750%–2.00%, 2/15/25–8/31/26, with a value of $89,964,000)	88,200	88,200
Total Temporary Cash Investments (Cost $576,257)		576,355
Total Investments (100.2%) (Cost $16,980,009)		17,974,464
Other Assets and Liabilities—Net (-0.2%)		(39,495)
Net Assets (100%)		17,934,969
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $66,950,000.
2	Security value determined using significant unobservable inputs.
3	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $70,169,000 was received for securities on loan.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2023	3,127	260,854	(7,610)

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Statement of Assets and Liabilities
As of October 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $16,162,219)	17,248,952
Affiliated Issuers (Cost $817,790)	725,512
Total Investments in Securities	17,974,464
Investment in Vanguard	671
Cash Collateral Pledged—Futures Contracts	19,758
Receivables for Investment Securities Sold	32,324
Receivables for Accrued Income	4,565
Receivables for Capital Shares Issued	10,395
Variation Margin Receivable—Futures Contracts	2,357
Total Assets	18,044,534
Liabilities
Foreign Currency Due to Custodian, at Value (Proceeds $4)	4
Due to Custodian	4,645
Payables for Investment Securities Purchased	12,501
Collateral for Securities on Loan	70,169
Payables to Investment Advisor	9,880
Payables for Capital Shares Redeemed	11,119
Payables to Vanguard	1,247
Total Liabilities	109,565
Net Assets	17,934,969
1 Includes $66,950,000 of securities on loan.
At October 31, 2023, net assets consisted of:

Paid-in Capital	16,925,527
Total Distributable Earnings (Loss)	1,009,442
Net Assets	17,934,969

Investor Shares—Net Assets
Applicable to 28,475,448 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,636,744
Net Asset Value Per Share—Investor Shares	$92.60

Admiral Shares—Net Assets
Applicable to 177,566,808 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	15,298,225
Net Asset Value Per Share—Admiral Shares	$86.15

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Statement of Operations

Year Ended October 31, 2023
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	158,423
Dividends—Affiliated Issuers	3,197
Interest—Unaffiliated Issuers	8,983
Interest—Affiliated Issuers	26,063
Securities Lending—Net	2,005
Total Income	198,671
Expenses
Investment Advisory Fees—Note B
Basic Fee	32,417
Performance Adjustment	8,107
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,905
Management and Administrative—Admiral Shares	21,459
Marketing and Distribution—Investor Shares	134
Marketing and Distribution—Admiral Shares	789
Custodian Fees	136
Auditing Fees	45
Shareholders’ Reports—Investor Shares	76
Shareholders’ Reports—Admiral Shares	238
Trustees’ Fees and Expenses	11
Other Expenses	27
Total Expenses	70,344
Expenses Paid Indirectly	(33)
Net Expenses	70,311
Net Investment Income	128,360
Realized Net Gain (Loss)
Capital Gains Distributions Received – Affiliated Issuers	1
Investment Securities Sold—Unaffiliated Issuers	83,579
Investment Securities Sold—Affiliated Issuers	(33,244)
Futures Contracts	(30,880)
Realized Net Gain (Loss)	19,456

Explorer Fund
Statement of Operations (continued)
Year Ended October 31, 2023
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(507,080)
Investment Securities—Affiliated Issuers	(28,842)
Futures Contracts	(1,126)
Change in Unrealized Appreciation (Depreciation)	(537,048)
Net Increase (Decrease) in Net Assets Resulting from Operations	(389,232)
1	Dividends are net of foreign withholding taxes of $733,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	128,360	84,527
Realized Net Gain (Loss)	19,456	865,754
Change in Unrealized Appreciation (Depreciation)	(537,048)	(6,678,679)
Net Increase (Decrease) in Net Assets Resulting from Operations	(389,232)	(5,728,398)
Distributions
Investor Shares	(137,228)	(542,949)
Admiral Shares	(780,809)	(2,859,142)
Total Distributions	(918,037)	(3,402,091)
Capital Share Transactions
Investor Shares	(65,684)	274,349
Admiral Shares	256,923	3,239,276
Net Increase (Decrease) from Capital Share Transactions	191,239	3,513,625
Total Increase (Decrease)	(1,116,030)	(5,616,864)
Net Assets
Beginning of Period	19,050,999	24,667,863
End of Period	17,934,969	19,050,999

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$99.70	$151.47	$110.44	$101.66	$102.25
Investment Operations
Net Investment Income[1]	.563	.349	.206	.284	.333
Net Realized and Unrealized Gain (Loss) on Investments	(2.910)	(31.635)	49.372	13.688	8.234
Total from Investment Operations	(2.347)	(31.286)	49.578	13.972	8.567
Distributions
Dividends from Net Investment Income	(.360)	(.278)	(.158)	(.295)	(.286)
Distributions from Realized Capital Gains	(4.393)	(20.206)	(8.390)	(4.897)	(8.871)
Total Distributions	(4.753)	(20.484)	(8.548)	(5.192)	(9.157)
Net Asset Value, End of Period	$92.60	$99.70	$151.47	$110.44	$101.66
Total Return[2]	-2.33%	-23.09%	46.27%	14.08%	10.15%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,637	$2,894	$4,074	$3,325	$3,520
Ratio of Total Expenses to Average Net Assets[3]	0.45%[4]	0.45%[4]	0.40%	0.41%	0.45%
Ratio of Net Investment Income to Average Net Assets	0.56%	0.31%	0.15%	0.28%	0.33%
Portfolio Turnover Rate	40%	44%	45%	43%	41%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, (0.01%), (0.01%), and 0.03%.
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.45%.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$92.79	$141.02	$102.82	$94.64	$95.24
Investment Operations
Net Investment Income[1]	.625	.437	.321	.365	.409
Net Realized and Unrealized Gain (Loss) on Investments	(2.730)	(29.417)	45.967	12.752	7.648
Total from Investment Operations	(2.105)	(28.980)	46.288	13.117	8.057
Distributions
Dividends from Net Investment Income	(.447)	(.434)	(.275)	(.378)	(.393)
Distributions from Realized Capital Gains	(4.088)	(18.816)	(7.813)	(4.559)	(8.264)
Total Distributions	(4.535)	(19.250)	(8.088)	(4.937)	(8.657)
Net Asset Value, End of Period	$86.15	$92.79	$141.02	$102.82	$94.64
Total Return[2]	-2.24%	-23.00%	46.42%	14.21%	10.27%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,298	$16,157	$20,594	$13,279	$12,569
Ratio of Total Expenses to Average Net Assets[3]	0.34%[4]	0.34%[4]	0.29%	0.30%	0.34%
Ratio of Net Investment Income to Average Net Assets	0.67%	0.42%	0.25%	0.39%	0.44%
Portfolio Turnover Rate	40%	44%	45%	43%	41%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, (0.01%), (0.01%), and 0.03%.
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.34%.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund
Notes to Financial Statements
Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

Explorer Fund
4. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2023, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities

Explorer Fund
for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Explorer Fund
B.	The investment advisory firms Wellington Management Company llp, Stephens Investment Management Group, LLC, ClearBridge Investments, LLC, and ArrowMark Colorado Holdings, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company llp and ClearBridge Investments, LLC, are subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding three years. The basic fees of Stephens Investment Management Group, LLC, and ArrowMark Colorado Holdings, LLC, are subject to quarterly adjustments based on performance relative to the Russell 2500 Growth Index for the preceding five years.
Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $847,000 for the year ended October 31, 2023.
For the year ended October 31, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.17% of the fund’s average net assets, before a net increase of $8,107,000 (0.04%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2023, the fund had contributed to Vanguard capital in the amount of $671,000, representing less than 0.01% of the fund’s net assets and 0.27% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2023, these arrangements reduced the fund’s expenses by $33,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Explorer Fund
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	17,398,109	—	—	17,398,109
Temporary Cash Investments	488,155	88,200	—	576,355
Total	17,886,264	88,200	—	17,974,464
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	7,610	—	—	7,610
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	719
Total Distributable Earnings (Loss)	(719)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	115,987
Undistributed Long-Term Gains	37,647
Net Unrealized Gains (Losses)	855,808
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	1,009,442

Explorer Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	87,406	855,654
Long-Term Capital Gains	830,631	2,546,437
Total	918,037	3,402,091
*	Includes short-term capital gains, if any.
As of October 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	17,118,657
Gross Unrealized Appreciation	3,723,188
Gross Unrealized Depreciation	(2,867,380)
Net Unrealized Appreciation (Depreciation)	855,808
G.	During the year ended October 31, 2023, the fund purchased $7,489,874,000 of investment securities and sold $7,894,792,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisors or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2023, such purchases were $5,020,000 and sales were $25,722,000, resulting in net realized gain of $124,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	184,543	1,831	237,214	2,052
Issued in Lieu of Cash Distributions	133,501	1,448	526,661	4,329
Redeemed	(383,728)	(3,828)	(489,526)	(4,253)
Net Increase (Decrease)—Investor Shares	(65,684)	(549)	274,349	2,128

Explorer Fund
	Year Ended October 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	1,980,306	21,287	2,678,849	24,883
Issued in Lieu of Cash Distributions	723,744	8,447	2,659,574	23,515
Redeemed	(2,447,127)	(26,299)	(2,099,147)	(20,303)
Net Increase (Decrease)—Admiral Shares	256,923	3,435	3,239,276	28,095
I.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Oct. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Oct. 31, 2023 Market Value ($000)
8x8 Inc.	NA1	5,679	4,471	(10,462)	(733)	—	—	14,545
Sterling Check Corp.	NA1	26,585	15,271	(7,510)	(33,088)	—	—	63,508
Vanguard Market Liquidity Fund	716,694	NA2	NA2	68	(20)	26,063	1	488,155
Vanguard Small-Cap ETF	217,998	118,143	160,464	(3,625)	(12,748)	3,197	—	159,304
Veracyte Inc.	79,133	8,531	23,331	(11,715)	17,747	—	—	NA3
Total	1,013,825	158,938	203,537	(33,244)	(28,842)	29,260	1	725,512
1	Not applicable—at October 31, 2022, the issuer was not an affiliated company of the fund.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
3	Not applicable—at October 31, 2023, the security was still held, but the issuer was no longer an affiliated company of the fund.
J.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.

Explorer Fund
K.	Management has determined that no events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Vanguard Explorer Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Explorer Fund (the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
For corporate shareholders, 86.4%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $87,407,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $4,980,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $830,756,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q240 122023

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2023: $45,000
Fiscal Year Ended October 31, 2022: $42,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2023: $9,326,156
Fiscal Year Ended October 31, 2022: $10,494,508

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended October 31, 2023: $3,295,934
Fiscal Year Ended October 31, 2022: $2,757,764

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended October 31, 2023: $1,678,928
Fiscal Year Ended October 31, 2022: $5,202,689

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended October 31, 2023: $25,000
Fiscal Year Ended October 31, 2022: $298,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)       (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2023: $1,703,928
Fiscal Year Ended October 31, 2022: $5,500,689

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD eXPLORER FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 21, 2023

VANGUARD EXPLORER FUND

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: December 21, 2023

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney  filed on July 21, 2023 (see File Number 33-53683) and to a Power of Attorney filed on March 29, 2023 (see File Number 2-11444), Incorporated by Reference.